Exhibit 99.17

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 54095896.1 GOD BLESS AMERICA ETF A Series of Tidal Trust I PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned, revoking prior proxies, hereby appoints (Names of the Undersigned), as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the God Bless America ETF, a series of Tidal Trust I (the “Trust”) to be held on April 6, 2026 at (Meeting Time) at the offices of the Target Fund Trust, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53202, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-207-3156. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 6, 2026. The proxy statement for this meeting is available at: Proxy Statement URL Here 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code at the left. 3. By PHONE with a live operator when you call toll-free 1-800-207-3156 Monday through Friday 9 a.m. to 10 p.m. Eastern time PROXY VOTING OPTIONS CONTROL NUMBER SAMPLE CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! Fund Logo (if Applicable)

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 54095896.1 GOD BLESS AMERICA ETF This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:● FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Reorganization by and between Tidal Trust I, on behalf of the God Bless America ETF (the “Target Fund”), and Truth Social Funds, on behalf of its series, the Truth Social God Bless America ETF, a newly formed fund (the “Acquiring Fund”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”). ○ ○ ○ 2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD